UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant’s telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 3, 2024, Forward Air Corporation (the “Company”) held its annual meeting of shareholders, at which the Company’s shareholders approved the proposals described in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on May 20, 2024 (the “Proxy Statement”).

Proposal 1

The Company’s shareholders voted to approve, in accordance with Nasdaq Listing Rule 5635(a), (i) the issuance of shares of the Company’s common stock (“Company Common Stock”) upon the conversion of the outstanding Company Series C Preferred Units that were issued in connection with the acquisition of Omni Newco, LLC (the “Omni Acquisition”) and (ii) the issuance of fractional units of Company Series B Preferred Stock (as defined in the Proxy Statement) upon the conversion of Opco Series C-2 Preferred Units that were issued in connection with the Omni Acquisition into Opco Class B Units, and the issuance of Company Common Stock upon the exchange of such fractional units of Company Series B Preferred Stock (together with corresponding Opco Class B Units) (in each case, as defined in the Proxy Statement) as set forth below. In accordance with Nasdaq listing rules, the voting results below do not include votes cast that correspond to those shares of Company Common Stock or Company Series B Preferred Units issued by the Company as consideration for the Omni Acquisition.

Votes For	Votes Against	Abstentions
16,834,760	1,396,341	2,607,155

Proposal 2

The Company’s shareholders elected twelve individuals to the Board of Directors, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Ana B. Amicarella	23,172,612	955,809	0
Charles L. Anderson	22,646,327	533,506	0
Valerie A. Bonebrake	23,419,020	709,401	0
Dale W. Boyles	23,608,395	520,026	0
R. Craig Carlock	23,294,134	834,287	0
Robert L. Edwards, Jr.	22,646,467	533,366	0
Christine M. Gorjanc	22,400,466	1,727,955	0
Michael B. Hodge	22,646,491	533,342	0
George S. Mayes, Jr.	23,030,294	1,098,127	0
Javier Polit	23,576,315	552,106	0
Shawn Stewart	23,621,988	506,433	0
Laurie A. Tucker	23,010,754	1,117,667	0

Proposal 3

The Company’s shareholders voted to approve the amendment to the Company’s 2016 Omnibus Incentive Compensation Plan to increase the number of shares of Company Common Stock authorized for issuance thereunder, as set forth below:

Votes For	Votes Against	Abstentions
22,053,786	834,816	1,239,819

Proposal 4

The Company’s shareholders voted to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions
18,037,475	4,696,943	1,349,003

Proposal 5

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024, as set forth below:

Votes For	Votes Against	Abstentions
22,100,500	800,194	1,227,727

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION

Date: June 4, 2024	By:	/s/ Shawn Stewart
	Name: Title:	Shawn Stewart Chief Executive Officer